Exhibit 99.1

Citi Global Property CEO Conference March 2019

This Operating and Financial Data should be read in connection with our Annual Report on Form 10-K for the year ended December 31, 2018. Statements made in this presentation may be forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forwardlooking statements can be identified by the use of words such as “may,” “will,” “plan,” “potential,” “projected,” “should,” “expect,” “anticipate,” “estimate,” “target,” “continue” or comparable terminology. Forward-looking statements are inherently subject to certain risks, trends and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate, and involve factors that may cause actual results to differ materially from those projected or suggested. Readers are cautioned not to place undue reliance on these forward-looking statements and are advised to consider the factors listed above together with the additional factors under the heading “Disclosure Regarding Forward-Looking Statements” and “Risk Factors” in our annual reports on Form 10-K, as may be supplemented or amended by our quarterly reports on Form 10-Q, which are incorporated herein by reference. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise. 2

 Our Investment Strategy Value Proposition Access to New York & professional hubs, discount to NYC, room to grow as millennials start families, tax benefits Thesis NJ Waterfront transit hubs will experience unparalleled growth as more seek value, connectivity & space Strategy Dominate core submarkets, take advantage of operational synergies Execution Concentrated investment along high barrier-to-entry markets Result: Leading residential and office owner along New Jersey’s Waterfront Residential Units (1): Residential Land (Units) (2): Residential Market Share Today: Operating Hotel Keys 4,419 6,309 12% 514 Office Buildings (3): Office SF (3): Office Market Share: In-Construction Hotel Keys 7 4,884,193 29% 208 3 (1) (2) (3) Includes operating (2,996 units) & in-construction (1,423 units). Excludes 372 key Hotel. Reflects reduction of 750 units resulting from the development start of 25 Christopher Columbus, as well as the redesign of three of our Port Imperial future developments (net increase of 71 units). Excludes GWB Portfolio: 1 Bridge Plaza (200,000 SF).

 Dual Platforms Form One Strategy: The Waterfront Residential Office $5.1 billion Market Capitalization $3.6 billion Net Asset Value 11.7 million 7,776 95.9% 83.2% 7.3% 22.5% 2,321 6.08% Mack-Cali:$38.90 $45.00 Premium: 16% Market: Mack-Cali:$31.43 $33.00 5% $46.53 Market: Premium: 29% 12% 4 (1) Includes RRT operating portfolio (7,579 units/keys), including Soho Lofts (377 units) (in negotiation), and Hyatt Jersey City (350 keys). (2) Excludes Marriott Hotels at Port Imperial (372 units). In-construction avg development yield including hotels 6.52%. Office Waterfront Market Share Residential Waterfront Market Share Average Waterfront Rent PSF Suburban Avg Base Rents vs. Market Asking Rent In-Construction Avg Development Yield (2) Waterfront Avg Base Rents vs. Market Asking Rent In-Construction Residential Units/Keys FY 2018 Cash/GAAP Rental Rate Roll-Up (Excl. Non-Core) % Leased Residential Units % Leased (Excl. Non-Core) Operating Residential Units/Keys (1) SF Office Space (Excl. Flex Portfolio)

Comprehensive Transformation 4Q18 2Q15 (66% Reduction) (142% Increase) (96% Reduction) $76.0 million (432% Increase) $14.3 million $3.9 billion (31% Increase) (31% Reduction) (15% Increase) $46.5 million (3% decrease) (12% decrease) (1) Excludes 2115 Linwood Ave and 201 Littleton Road, which were disposed subsequent to quarter-end. (2) Includes Soho Lofts (377 units) (under contract) and excludes Park Square (159 units), which was disposed subsequent to quarter-end. Excludes Marriott Hotels at Port Imperial (372 keys) and Jersey City Hyatt (350 keys). 5 AFFO (Qtr.) AFFO (Qtr.) Core FFO (Qtr.) Core FFO (Qtr.) Interest Coverage Ratio Interest Coverage Ratio Weighted Average Interest Rate Weighted Average Interest Rate Total Market Cap Total Market Cap Consolidated Residential NOI (Annualized) Consolidated Residential NOI (Annualized) Operating/In Construction Units (Subordinate) Operating/In Construction Units (Subordinate) Operating/In Construction Units (WO/JV) Operating/In Construction Units (WO/JV) (2) Office Buildings (Excluding Flex) Office buildings (Excluding Non Core & Flex) (1)

 NOI Evolution – 40/40/20 Through the executed disposition program, strategic acquisitions and residential development, the Company has and will continue to dramatically shift its NOI composition: 40% Residential 40% Waterfront & Class A Office 20% Suburban Projected NOI W/ Near-Term CIP Stabilized, Flex Sale & Acquisitions (1) (3) 2Q 2015 NOI Composition (annualized) (1) 4Q 2018 NOI Composition (annualized) (1) (2) Total Portfolio NOI (4): $359M Preferred Segments: 66% Total Portfolio NOI: $357M Preferred Segments: 37% Total Portfolio NOI: $365M Preferred Segments: 80% (1) (2) (3) (4) See Total Portfolio NOI reconciliation and Information on Net Operating Income (NOI) on p.32. Numbers may not add due to rounding. Flex NOI reflects $2.9 million tax benefit in 4Q 2018, annualized to $11.5 million. Includes pro forma acquisitions of Soho Lofts (Jersey City, NJ) (under contract) & 99 Wood Avenue S (Metropark, NJ) (closed). Excludes NOI from 25 Christopher Columbus of $27.9 million, expected to stabilize 3Q 2023 The Annualized 4Q 2018 Total Portfolio NOI is not meant to approximate FY 2018 Total Portfolio NOI. 6

NAV 4Q 2018 (Unaudited)

$ in millions
(except per share amounts)

		NAV Calculation [2]								Net Value Range [3]	
	Rentable SF/ Apt Units	FY 2018 Cash NOI [1]	Cap Rate	Gross Asset Value (A)	Gross Per SF Unit [10]	Property Debt (B)	Third Party Interests (C)	Discounting [13] (D)	Net Asset Value (A-B-C-D)	High	Low
Office Portfolio	MSF										
Hudson Waterfront (Jersey City, Hoboken)	4.884	$85.3	4.8%	$1,780	*$364*	($250)	$0	$0	$1,530	$1,737	$1,362
Class A Suburban (Metropark, Short Hills)	1.951	40.7	6.9%	592	*303*	(125)	0	0	467	513	427
Suburban	4.136	54.8	8.8%	619	*150*	0	0	0	619	656	586
Flex Parks [4]	3.139	32.8	6.7%	488	*155*	0	0	0	488	527	454
Subtotal [1][5]	**14.11**	**$213.5**		**$3,479**	***$247***	**($375)**	**$0**	**$0**	**$3,104**	**$3,433**	**$2,829**
Non-Core [6]	0.709			55		0	0	0	55	55	55
Hotel and Other JV Interests [7]				194		(126)	(37)	0	31	31	31
Harborside Plaza 4				90		0	0	0	90	90	90
Wegman's & Retail [1][8]				52		0	0	0	52	52	52
Land (9)				39		0	0	0	39	39	39
Repositioning Properties [10]				56		0	0	0	56	56	56
1031 Balances & Other Receivables (at cost)				49		0	0	0	49	49	49
Office - Asset Value	**14.819**			**$4,014**		**($501)**	**($37)**	**$0**	**$3,476**	**$3,805**	**$3,201**
Less: Office Unsecured Debt									(1,367)	(1,367)	(1,367)
Less: Office Preferred Equity/LP Interests									(53)	(53)	(53)
Total Office NAV	**14.819**								**$2,056**	**$2,385**	**$1,781**
Residential Portfolio	Units										
Operating Properties - Wholly Owned	3,704	$72.8	4.8%	$1,507	*$407*	($823)	$0	($9)	$675	$764	$546
Operating Properties - JVs [11]	3,334	79.6	4.7%	1,699	*510*	(862)	(429)	(4)	404	447	317
In-Construction Properties [12]	1,571	46.6	5.2%	890	*567*	(424)	(94)	(112)	260	285	228
Land (9)	8,686			471	*54*	0	(104)	0	367	385	349
Fee Income Business, Tax Credit, & Excess Cash				48		0	0	0	48	48	48
Residential - Asset Value [14]	**17,295**			**$4,615**		**($2,109)**	**($627)**	**($125)**	**$1,754**	**$1,929**	**$1,488**
Less: Rockpoint Interest									(278)	(292)	(264)
Plus: Additional Residential Holdings	750			106	*141*	0	0	0	106	111	101
Total Residential NAV	**18,045**			**$4,721**		**($2,109)**	**($627)**	**($125)**	**$1,582**	**$1,749**	**$1,324**
Total Mack-Cali NAV									**$3,638**	**$4,134**	**$3,105**
Approximate NAV / Share (100.8MM shares) [15]									***$36.09***	***$41.01***	***$30.81***

See footnotes and "Information About Gross & Net Asset Value (Unaudited)" on pages 26 and 27.

7

 Waterfront Concentration PSF/ Unit $356.40 Waterfront Holdings: GAV (1) $1,812M 8 Operating Office (2) 5,084,193 SF Fort Lee 7 Operating Resi (3) 2,996 Units $1,493M $503,300 2 Operating Hotels 514 Keys $155M $302,279 Edgewater $432M 2 In-Construction Resi 1,423 Units $303,878 208 Keys $98M $472,696 1 In-Construction Hotel Port Imperial 5,559 Units $454M $83,815 11 Land Parcels Hoboken Total Waterfront Holdings $4,444M 59% Total GAV Jersey City Mack-Cali Assets Operating Office Operating Residential Operating Hospitality In-Construction Land Retail/Commercial 8 (1) (2) (3) See Gross & Net Asset Value Notes on p.26-27, as well as Information on Gross Asset Value (GAV) & Net Asset Value (NAV) on p.27. Includes 1 Bridge Plaza (200,000 SF). Includes Soho Lofts (377 units) a pending acquisition.

 Two Platforms = One Strategy: The Waterfront Summary Valuation (1) Office Waterfront NAV (3) $1,006M GAV $1,889M MSF/ Units % NAV GAV (2) NAV Short Hills & Metropark $544M $303M $911M $554M Suburban/Other Total $3,638M 100% $7,500M GAV Waterfront Share NAV Waterfront Share Residential Waterfront GAV $2,556M NAV (4) $1,181M Boston $915M $311M Other $685M $283M $4.4B (59%) Waterfront share $2.2B (60%) Waterfront share (1) (2) (3) (4) 4Q 2018 NAV adjusted to account for sale of flex portfolio, acquisition of 99 Wood Ave S (closed) and acquisition of Soho Lofts (under contract). GAV represents total gross asset valuation with adjustments for 3rd party value. See Gross & Net Asset Value Notes on p.26-27, as well as Information on Gross Asset Value (GAV) & Net Asset Value (NAV) on p.27. Unsecured debt allocated pro rata across office portfolio. Rockpoint interest allocated pro rata across residential portfolio, excluding 25 Christopher Columbus and 107 Morgan, owned outside of RRT. 9 Total Residential$4,156M$1,775M Total Office$3,344M$1,863M Residential9,211$4,156M$1,775M49% Office11.7$3,344M$1,863M51%

 Waterfront: Residential Market Share The Company is the largest institutional owner of operating class A residential and developable land, controlling approximately 12% of the current market and 30% of the potential market Roseland Waterfront Operating Portfolio: Share Units 2,069 2,996 +927 Ownership 20% 82% +62% LeFrak Organization Ironstate(1) Roseland (2) Kushner Real Estate Group Equity Residential Prudential Hartz Mountain Avalon Bay Other Waterfront Total 15 12 7 5 6 5 2 2 33 85 4,714 4,395 2,996 2,163 1,725 1,379 822 722 7,194 25,340 19% 17% 12% 9% 7% 5% 3% 3% 28% 100% 2015: 2019: Roseland Buildout (Units): Current Portfolio: In-Construction: Pipeline (2019-2020): Additional Units: Buildout Portfolio: 2,996 1,423 1,653 4,656 10,728 30% Market Share (3) (1) (2) (3) Ironstate portfolio total includes 2 joint ventures also accounted in Kushner Real Estate Group portfolio total (770 units). Waterfront total accounts for this overlap. Includes Soho Lofts (377 units) a pending acquisition. Assuming no additional buildings. Reflects reduction of 750 units resulting from the development start of 25 Christopher Columbus, as well as the redesign of three of our Port Imperial future developments (net increase of 71 units). 10 Comparable Properties Units Market

 Waterfront: Office Market Share Office leasing velocity along the Waterfront has increased, with 1.5MSF of deals currently being toured. Mack-Cali blocks >100KSF is well positioned for large-scale tenants, as the Company controls 50% of Share Mack-Cali (1) LeFrak SJP Properties Goldman Sachs Bentell Kennedy Spear Street Capital John Hancock Columbia Property Trust Other Owners Waterfront Total (2) 7 6 3 1 1 2 1 1 8 30 4.9MSF 3.9MSF 1.4MSF 1.4MSF 1.1MSF 0.9MSF 0.7MSF 0.6MSF 2.0MSF 16.9MSF 29% 23% 8% 8% 7% 5% 4% 4% 12% 100% (1) Excludes GWB Portfolio: 1 Bridge Plaza (200,000 SF). (2) Source: JLL Hudson Waterfront Skyline Report – December 18, 2018. 11 Comparable Properties SF Market

 Waterfront Va lue Proposition We believe that large mark-to-market gain and rents have room to grow while discount to those in Manhattan: still at a significant Financial District Harborside Residential: $50.00 PSF Office: $45.00 PSF Residential (1): 34% increase in disposable income Office: 35% rent per square foot savings Residential: $70.00 PSF Office (2): $69.00 PSF Hoboken – 111 River Midtown South Residential: $55.00 PSF Office: $52.00 PSF Residential: $80.00 PSF Office (2): $93.00 PSF Residential (1): 44% increase in disposable income Office: 44% rent per square foot savings Port Imperial Midtown Residential: $42.00 PSF Office: $55.00 PSF Residential: $75.00 PSF Office (2): $89.00 PSF Residential (1): 51% increase in disposable income Office: 38% rent per square foot savings 12 (1)Disposable income calculations based on a 750 sf 1-bedroom apartment and household income of $200,000. For more information, please see the residential calculators in the appendix (p.29-31). (2)Source: JLL - BofAML NYC Office Market Deep Dive Call January 15, 2019. Class A 2018 asking rental rates.

Successful 2018 Deliveries

The Company delivered **1,212 units** to the marketplace in 2018, which are collectively **87.6%** leased as of February 25, 2019

- Highlighting this success is the absorption of RiverHouse 11. The property opened on July 6, 2018, stabilized within 3 months in October, and is currently leased at 97.3% (287 units)

	RiverHouse 11	Portside 5/6	Signature Place	145 Front Street		Metropolitan Lofts	Total Deliveries
							
				Phase I	Phase II		
Units	295	296	197	237	128	59	1,212
Location	Weehawken, NJ	East Boston, MA	Morris Plains, NJ	Worcester, MA		Morristown, NJ	-
Commenced Operations	July 6, 2018	May 4, 2018	March 24, 2018	February 24, 2018	July 23, 2018	April 23, 2018	-
Units Absorbed	287	283	191	189	32	59	1,041
Percent Leased	97.3%	95.6%	97.0%	83.5%	32.0%	100.0%	87.6%
Development Yield	6.60%	6.40%	6.68%	6.21%		6.72%	6.45%
Stabilized Cash Flow (1)	$3.5 million (2)	$3.2 million	$1.4 million	$3.2 million		$0.3 million	$11.6 million

(1) Represents projected stabilized NOI after debt service. See p.32 for information on Net Operating Income (NOI).
(2) Reflects $100 million permanent loan secured in 4Q 2018, with excess proceeds of $24 million at an effective rate of 4.52%. Previously reported with no excess loan proceeds.
(3) Reflects $97 million permanent loan secured in 4Q 2018, with excess proceeds of $24 million at an effective rate of 4.56%. Previously reported with no excess loan proceeds.

13

Waterfront Residential Development Outperformance The Company had record velocity on recent Waterfront deliveries (1,368 units): Total Waterfront Deliveries 1,368 - - - - 10.2% M2 311 Jersey City June 2016 6 Months 50 / Month 8.9% . . . . . . . Urby 762 Jersey City March 2017 6 Months 120 / Month 11.4% . . . . . . . RiverHouse 11 . Units: Location: Initial Occupancy: Lease-Up Period: Leases Per Month: Rental Increases in Lease-Up: 295 Port Imperial July 2018 3 Months 100 / Month 8.6% . . . . . . . . . . . . Result: Allocate capital to Waterfront residential development 14 201620172018

 Waterfront-Focused Development Pipeline The Company’s next round of construction deliveries and near-term starts are heavily weighted towards Waterfront (80% of aggregate total project cost) 1,423 Units 2,403 Units 3,826 Units 15 25 Columbus Building 9 Riverwalk C Chase III 233 Canoe Brook Units 750 313 360 326 200 Location Jersey City, NJ Weehawken, NJ West New York, NJ Malden, MA Short Hills, NJ Development Start Q1 2019 Q3 2018 Q4 2017 Q3 2018 Q4 2018 Initial Occupancy Q2 2022 Q4 2020 Q4 2020 Q4 2020 Q4 2020 Project Stabilization Q4 2023 Q4 2021 Q1 2022 Q4 2021 Q4 2021 Total Project Cost $461.7 million $142.9 million $191.8 million $99.9 million $99.5 million Projected NOI $27.9 million $9.0 million $11.7 million $6.0 million $5.9 million Development Yield 6.05% 6.32% 6.07% 6.05% 5.94% Waterfront Starts (2019-2020) Harborside 8 Park Parcel Urby II In-Construction: 2019-2020 Starts: Total Waterfront Pipeline: Location Jersey City Port Imperial Jersey City Developable Units 679 224 1,500

 Office Va cancy is in Our Best Assets • • • • Mack-Cali will continue to invest in its best assets – current plan $149.7M As AFFO increases, we have and will allocate $30M per annum The Company has 1 MSF to lease to 92% stabilization In-place rents on the Waterfront are currently 22% below asking Approx. (1) There can be no assumption that actual rents will not vary materially from current asking rents (2) In-place rents exclude DB Services (166,386 SF at $55.67, expiring 9/30/19). 16 Building SF Vacant SF In-Place Rents Asking Rents % Increase (1) Cap-Ex Plan Spend to Date Future Spend (’19 - ’21) Total Cost 101 Hudson 1,246,283 289,178 $36.98 $47.00 27.1% Restaurant, Lobby $0.0M $6.6M $6.6M Harborside 1 (2) 399,578 205,512 34.62 47.00 35.8% Re-skin 12.2M 61.0M 73.2M Harborside 2 & 3 1,487,222 253,121 38.55 43.00 11.5% Retail, External Improvements 27.8M 16.5M 44.3M Harborside 4a 207,670 9,176 36.56 44.00 20.4% Organic Grocer, Lobby 0.4M 16.1M 16.5M Harborside 5 111 River NJ Waterfront Total 977,225420,24639.6749.0023.5%Restaurant, Lobby0.5M6.5M7.0M 566,215129,68040.0052.0030.0%Lobby, Façade1.1M0.9M2.0M 4,884,1931,306,913$38.16$46.6322.2%$42.0M$107.6M$149.6M NY Waterway - Harborside$0.1M$0.0M$0.1M $42.1M$107.6M$149.7M

 Harborside Transformation Harborside is the center of live/work/play on the New Jersey Waterfront. Future investment will solidify its position and benefit lease-up efforts Today – 2019 Before – 2015 Amenities to come: • • • • 13,000 sq. ft. Food Hall Lounge & game room Various retailers Restaurants with outdoor seating Master Plan - 2020 17 Capital Spent: $42.1 M Proj. Future Investment: 107.6 M Total Project Cost: $149.7 M

 Suburban Portfolio Repositioning - Core Only 18 suburban assets – 2.8 MSF – remain from September portfolio are 21% higher than 2015 rents in those markets 2015 portfolio. Rents in current 333 Thornall 7 Sylvan Way One River Center Core Suburban Markets: As of September 2015 As of January 2019 % Leased Mkt. Share Market Inventory Rent (1) Market Inventory % Leased Rent (2) Mkt. Share Morris 3.1MSF 79.8% $24.56 23.9% Morris 3.0MSF 78.0% $32.50 24.1% Monmouth 1.2MSF 92.9% $26.22 10.8% $30.00 10.3% Monmouth 1.2MSF 78.4% 0.2MSF 100.0% $28.79 5.0% Metropark (3) 98.8% 32.8% Metropark 1.1MSF $37.00 (1) (2) (3) Weighted average base rents on leases executed for the nine months ended September 30, 2015. Statistics filed in September 30, 2015 supplemental package. Current weighted average asking rents. Includes 99 Wood Ave S acquisition (271,988 SF) (closed). 18 Short Hills0.8MSF94.4%$47.0075.3% Total6.1MSF84.1%$31.44 Short Hills0.3MSF97.2%$32.3722.5% Total4.8MSF84.9%$25.58

Office - Disposition Strategy & Statistics We have made significant progress in our portfolio transformation via dispositions of non-core and JV assets and expect to finish our program in 2019. The average rent profile of our 47.9% remaining office portfolio is higher than the disposition portfolio $2,191.0M Disposition Target Disposition Program: 2016 2017 2018 2019 YTD Dispositions (2015 – YTD 2019) $643.9 527.7 383.6 27.3 $1,582.5 29.4% 24.1% 17.5% 1.2% 72.2% 28 92 30 3 153 4,016,103 9,935,471 2,405,654 349,651 16,706,879 $31.84 15.58 21.69 24.02 $23.82 $487.5M Remaining Flex 22.3% $106.9M 4.9% (1) $1,582.5M Dispositions 72.2% Remaining Flex Sale Under Contract In Negotiation Total Dispositions $487.5 106.9 14.1 $2,191.0 22.3% 4.9% 0.6% 100.0% 56 4 1 214 3,187,909 614,082 106,345 20,615,215 $19.51 36.55 34.68 $23.05 (1) 99.4% (1) Total Remaining Portfolio 40 11,611,677 $34.08 19 (1) Average base rents exclude vacant buildings. ($ in millions)Percent of GoalBuildingsBuilding SFAvg. Base Rent (1)

 Debt Profile Management believes that utilizing Net Debt/EBITDA alone does not accurately express the real estate Loan to Value, as it ignores the composition of the underlying cash flow. 20 Company X Company Y Ta rget Office Leverage 7.8x 7.2x – 6.3x 12.0x – 10.6x 9.0x – 8.0x 6.25% 56% - 50% 5.25x - 6.25x 12.0x - 10.0x < 8.0x < 6.25% < 50% Residential Leverage N/A Total Net Debt/EBITDA 7.8x Cap Rate 8.50% LTV 66.3% Office Portfolio SF 30.1 MSF 11.0 MSF Residential Portfolio Units 6,826 units 9,211 units Avg Residential Ownership 46.4% 80.8% NOI By Type: Residential $28M8% $156M42% Waterfront Office 82M23% 87M24% Class A Suburban Office 23M6% 50M14% Suburban Office 170M48% 72M20% Flex Parks 54M15% -- . Total $357M 100% $365M 100%

 Longer Te rm Leases = Less Lease Maturities By increasing the quality and reducing the size of its office portfolio, Mack-Cali has been able to decrease the forward three-year average annual rollover from 13.9% to 7.4% (1). Lease Roll % 2019  2021 16.0% 13.8% 14.0% 12.0% 10.0% 8.0% 6.0% 4.0% 2.0% 0.0% 2019 2020 2021 2015 Portfolio 2019 Core Portfolio Portfolio: 24.8 MSF Leased: 19.9 MSF % Roll ’19-’21: 34% Portfolio: 11.0 MSF Leased: 8.9 MSF % Roll ’19-’21: 22% 21 (1) Source: Q2 2015 supplemental & 3Q 2018 supplemental. 2019 Core Portfolio excludes Flex Parks. 11.5% 9.8% 8.6% 7.6% 4.9%

 Drivers of Earnings Growth Management believes that Waterfront lease-up opportunity and development deliveries can generate FFO growth of 36.9% Waterfront Development Development Occupancy Deliveries (2) Deliveries (3) 40% Gains (1) (92% occupancy) 35% 30% 25% 20% 15% 10% 7,059 Units (4) 5% 0% Near/Intermediate Te rm Near/Intermediate Te rm Long Te rm (36 months and future) (12-36 months) Assumes $40 rents at 1MSF. (12-36 months) (1) (2) (3) (4) 22 Assumes aggregate 6.52% yield on developments with $327 million in debt proceeds at weighted average rate of 4.42%. Assumes 8.50% yield on Marriott Hotel development with $110 million in debt proceeds at a rate of 4.75%. Includes 25 Christopher Columbus (750 units), expected to stabilize 3Q 2023. Reflects an increase of 77 units due to the redesign of three of our Port Imperial future developments. % Growth in FFO/AFFO (2018 FFO Midpoint) 2020 Deliveries: $8.6M (+4.8% increase) 2019 Deliveries: $7.0M (+3.8% increase) 2018 Deliveries: $11.6M (+6.3% increase) $40 million or $0.40 per share (+22% increase) Remaining Waterfront Development:

 Implied Stock Price The market-impliedvalue of the office portfolio is $0.42 given the Rockpoint-validated Residential NAV and anticipated Flex Portfolio sales price. At modest pro forma values per square foot, the Office Portfolio provides an additional $9.32 per share. Mack-Cali Stock Price 4Q 2018 NAV $20.95 Residential NAV Per Share Remaining Flex Park NAV Per Share (1) Subtotal: RRT & Flex NAV (Midpoint) $15.69 4.84 $20.53 The Office Portfolio is free! Yield (5) (1) (2) (3) (4) (5) Reflects remaining Flex Parks after the 4Q 2018 sale of the Elmsford portfolio Pro forma GAV PSF calculated at 40% discount to replacement cost for Waterfront and Class A Suburban, 60% discount to replacement cost for Suburban. See Gross & Net Asset Value Notes on p.26-27, as well as Information on Gross Asset Value (GAV) & Net Asset Value (NAV) on p.27. Reflects FY 2018 cash NOI for office assets over GAV. See Information About Net Operating Income on p.32. Reflects projected stabilized NOI PSF over pro forma GAV PSF. Assumes Waterfront rents of $45 PSF at 92% occupancy, with expenses at $15 PSF. Assumes class A rents of $38 PSF at 92.5% occupancy, with $11 expenses. Assumes suburban rents at $30 PSF at 88% occupancy with $9 expenses. Includes 2115 Linwood, a disposition that closed on January 22, 2019. 23 (6) Unsecured Debt & Other Obligations Total Office Portfolio Remaining NAV Per Share (1,420) $2,897($538)$939 $9.32 SF Replacement Cost Pro Forma GAV (2) Pro Forma GAV PSF Secured Debt & Third Party NAV (3) 2018 Yield (4) Stabilized Waterfront 4.9 MSF $525 $1,538 $315 ($250) $1,288 5.5% 8.4% Class A Suburban (6) 2.0 MSF 350 410 210 (125) 285 9.9% 11.5% Suburban4.1 MSF250 Other Investments 414100 535 041413.2%17.4% (163)372 Implied Office Portfolio Value $0.42

Appendix 24

Global Definitions

Average Revenue Per Home: Calculated as total apartment revenue for the quarter ended September 30, divided by the average percent occupied for the quarter ended September 30, 2018, divided by the number of apartments and divided by three.

Class A Suburban: Long-term hold office properties in targeted submarkets; formerly defined as Urban Core.

Consolidated Operating Communities: Wholly owned communities and communities whereby the Company has a controlling interest.

Flex Parks: Primarily office/flex properties, including any office buildings located within the respective park.

Future Development: Represents land inventory currently owned or controlled by the Company.

Gross Asset Value (GAV): The metric represents the projected value of the Company's interest after accounting for pro rata share of 3rd party value.

Identified Repurposing Communities: Communities not currently owned by RRT, which have been identified for transfer from Mack-Cali to RRT for residential repurposing.

In-Construction Communities: Communities that are under construction and have not yet commenced initial leasing activities.

Lease-Up Communities: Communities that have commenced initial operations but have not yet achieved Project Stabilization.

MCRC Capital: Represents cash equity that the Company has contributed or has a future obligation to contribute to a project.

Net Asset Value (NAV): The metric represents the net projected value of the Company's interest after accounting for all priority debt and equity payments. The metric includes capital invested by the Company.

Net Operating Income (NOI): Total property revenues less real estate taxes, utilities and operating expenses

Non-Core: Properties designated for eventual sale/disposition or repositioning/redevelopment.

Operating Communities: Communities that have achieved Project Stabilization.

Predevelopment Communities: Communities where the Company has commenced predevelopment activities that have a near-term projected project start.

Project Completion: As evidenced by a certificate of completion by a certified architect or issuance of a final or temporary certificate of occupancy.

Project Stabilization: Lease-Up communities that have achieved over 95 Percentage Leased for six consecutive weeks.

Projected Stabilized NOI: Pro forma NOI for Lease-Up, In-Construction or Future Development communities upon achieving Project Stabilization.

Projected Stabilized Yield: Represents Projected Stabilized NOI divided by Total Costs.

Repurposing Communities: Commercial holdings of the Company which have been targeted for rezoning from their existing office to new multi-family use and have a likelihood of achieving desired rezoning and project approvals.

Subordinated Joint Ventures: Joint Venture communities where the Company's ownership distributions are subordinate to payment of priority capital preferred returns.

Suburban: Long-term hold office properties (excluding Class A Suburban and Waterfront locations); formerly defined as Suburban Core

Third Party Capital: Capital invested by third parties and not Mack-Cali.

Total Costs: Represents full project budget, including land and developer fees, and interest expense through Project Completion.

Waterfront: Office assets located on NJ Hudson River waterfront.

25

Notes: Gross & Net Asset Value (Unaudited)

1) Reflects FY 2018 Cash NOI for office assets; projected 12-month NOI for stabilized residential assets and the projected stabilized NOI for residential assets in-construction and lease-up. See Information About Net Operating Income on page 32.

2) NAV is generally arrived at by calculating the estimated gross asset values for each of the Company's real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties' interests in the assets. Gross asset values for stabilized operating multi-family real estate properties are calculated using the direct capitalization method by dividing projected net operating income for the next one year period by an estimated market capitalization rate for each property. Gross asset values for operating office properties are presented by dividing projected net operating income for the next one year period by an estimated year one imputed capitalization rate for each property. See Footnote 4 for a more detailed description of the methodology used by management to estimate gross asset values for its operating office properties. Management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Market capitalization rates are estimated for each property based on its asset class and geographic location and are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions.

3) The value range is determined by adding or subtracting 0.50% to the year 1 cap rate for office properties and 0.25% to the year 1 cap rate for residential properties. Property cash flows have been reduced by credit loss reserves, leasing and base building capital expenditures, including Harborside renovations. The Waterfront valuation includes $80 million in capital for the Harborside renovations. Additionally, the analysis includes approximately $88 million in base building capital during the first three years of the five year discounted cash flow. The capital is allocated to physical building improvements and is estimated $40 million at the Waterfront, $28 million in the Class A Suburban, and $20 million in the Suburban portfolio's, respectively. Furthermore, the analysis includes $10 million in leasing capital budgeted in each of the Waterfront, Class A Suburban and Suburban portfolios. This is in addition to the tenant improvements, leasing commissions and capital reserves budgeted.

4) NOI is adjusted to exclude approximately $3 million of favorable real estate tax results realized in the fourth quarter of 2018.

5)

	Rentable Area (MSF)	FY 2018 Cash NOI	Year 1 Cap Rate	In-Place Rent PSF	Market Rent PSF	Stabilized Occupancy Rate	Stabilized Cap Rate	Unlevered IRR	Value	$ PSF
Office										
Hudson Waterfront	4.884	$85.25	4.79%	$38.90	$46.63	92.00%	6.00%	7.00%	$1,780	$364
Class A Suburban	1.951	$40.72	6.88%	37.54	40.72	92.50%	7.00%	8.00%	592	303
Suburban	4.136	$54.75	8.84%	28.13	30.62	88.00%	8.00%	9.00%	619	150
Flex Parks (4)	3.139	$32.78	6.72%	19.51	19.67	94.00%	7.00%	8.00%	488	155
Subtotal	**14.11**	**$213.50**		**$31.24**	**$35.12**				**$3,479**	**$247**

The year one cap rate, applied to the Projected 2018 Cash NOI, is derived from the present value of periodic cash flows over five years and a terminal value based on stabilized income and a market cap rate, all discounted at an unlevered internal rate of return. See Information About Net Operating Income on page 48.

The Company calculates estimated gross asset values for each of its operating office assets by taking the sum of (i) the present value of periodic cash flows over five years and (ii) a terminal value based on estimated stabilized income and a market capitalization rate at stabilization, all discounted at an unlevered internal rate of return. This value, divided by the projected net operating income for a one year period yields the year one imputed capitalization rate. Management projects the periodic cash flows over five years and the stabilized income from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Company's portfolio and for competitor buildings in similar locations.

6) Valuations for non-core assets, which are those assets being considered for sale or disposal, or in the active marketing process, are generally based on recent contract prices for similar properties in the process of being sold, letters of intent and ongoing negotiations for properties.

7) Includes the Company's ownership interests in the Hyatt Regency Jersey City and three office joint venture properties.

8) Wegman's $31 million asset value calculated using $1.56 million projected 2018 cash NOI capped at 5%. 24 Hour Fitness $21 million asset value calculated using $1.06 million projected cash NOI capped at 5%. See Information About Net Operating Income on page 48.

26

Notes: Gross & Net Asset Va lue (Unaudited) 9) The value of land is based on a combination of recent or pending transactions for land parcels within our relevant markets and unrelated third parties, and sometimes may utilize land appraisals for certain markets, if available for other purposes, such as for transaction financing. Further, we consider what a land parcel’s value would need to be when combined with all other development costs to yield what we believe to be an appropriate target rate of return for a development project. The per apartment unit or per square foot office space values are derived by dividing the aggregate land value by the number of potential apartment units or square feet of office space the land can accommodate. The number of potential units or square feet of office space a land parcel can accommodate is most commonly governed by either in-place governmental approvals or density regulations set forth by existing zoning guidelines. Valuations for properties planned for or undergoing a repositioning or repurposing utilize a projected stabilized net operating income for the asset upon completion of the repositioning/repurposing activities. After applying an estimated capitalization rate to a projected stabilized net operating income, the capitalized value is next discounted back based on the projected number of periods to re- stabilize the asset. The discount rate applied is determined based on a risk assessment of the repositioning/repurposing activities and comparable target returns in the marketplace, and further validated by outside market sources, when available for that market. Additionally, adjustments are made to the estimated value by deducting any estimated future costs necessary to complete the planned activities, as well as adding back the discounted projected interim operating cash flows expected to be generated by the property until re-stabilization has been achieved. Joint venture investments are generally valued by: applying a capitalization rate to projected NOI for the joint venture’s asset (which is similar to the process for valuing those assets wholly owned by the Company, as described above and previously), and deducting any joint venture level debt and any value allocable to joint venture partners’ interests. Includes Roseland’s last residential subordinate interest (Metropolitan at 40 Park) and commercial subordinate interests. The valuation approach for assets in-construction or lease-up are similar to that applied to assets undergoing repositioning/repurposing, as described above. After applying an estimated capitalization rate, currently ranging from 4.5% to 5.25%, to a projected stabilized net operating income, estimated to total approximately $46.6 million upon completion of the construction or lease-up activities, the Company deducts any estimated future costs totaling $565.9 million required to complete construction of the asset to arrive at an estimated value attributable to the asset. The Company then discounts the capitalized value back based on the projected number of periods to reach stabilization. The discount rate applied, currently ranging from 7% to 9.75%, is determined based on a risk assessment of the development activities and comparable target returns in the marketplace. The Company then adds back the discounted projected interim cash flows expected to be generated during the projected lease-up period to reach stabilization. Represents the discount to stabilized value applied to assets that have not yet achieved their respective Projected Stabilized NOI due to construction, lease-up or renovation. See Information About Net Operating Income on page 48. The residential valuation analysis totals to a Roseland NAV of $1,754,000,000 and additional Mack-Cali residential holdings of $106,000,000 or an aggregate $1,860,000,000, with the company’s share of this NAV of $1,582,000,000 (“MCRC Share”). This latter amount represents the company's share of Roseland NAV, net of the $278,000,000 attributable to Rockpoint's noncontrolling interest. The decrease in the approximate NAV per share of $0.33 from September 30, 2018 to December 31, 2018 is due primarily to reprojection of income at select operating and in-construction properties, including the Hyatt Regency Jersey City, Marriott Hotels at Port Imperial and Wegman’s. 10) 11) 12) 13) 14) 15) Information About Net Asset Value (NAV) Overall, NAV is arrived at by calculating the estimated gross asset values for each of their real estate properties, investments and other significant assets and interests, and then deducting from such amounts the corresponding net debt and third parties’ interests in the assets. Gross asset values for the operating real estate properties are calculated using the direct capitalization method by dividing projected net operating income for a one year period by an estimated current capitalization rate for each property. For each operating property, management projects net operating income that it expects to receive for future periods from a combination of in-place lease contracts, prospective renewals of expiring leases and prospective lease-up of vacant space. Factors considered by management in projecting releasing and lease-up of vacant space and estimating the applicable market rental rates include: identification of leases currently being negotiated by management; historical annual leasing volumes for such property types; and comparable leases that have been executed for properties within the Registrants’ portfolio and for competitor buildings in similar locations. A capitalization rate is estimated for each property based on its asset class and geographic location. Estimates of capitalization rates are based on information from recent property sale transactions as well as from publicly available information regarding unrelated third party property transactions. The use of NAV as a measure of value is subject to certain inherent limitations. The assessment of the estimated NAV of a particular property is subjective in that it involves estimates and assumptions and can be calculated using various acceptable methods. The Company’s methods of determining NAV may differ from the methods used by other companies. Accordingly, the Company’s estimated NAV may not be comparable to measures used by other companies. As with any valuation methodology, the methodologies utilized by the Company in estimating NAV are based upon a number of estimates, assumptions, judgments or opinions that may or may not prove to be correct. Capitalization rates obtained from publicly available sources also are critical to the NAV calculation and are subject to the sources selected and variability of market conditions at the time. Investors in the Company are cautioned that NAV does not represent (i) the amount at which the Company’s securities would trade at a national securities exchange, (ii) the amount that a security holder would obtain if he or she tried to sell his or her securities, (iii) the amount that a security holder would receive if the Company liquidated its assets and distributed the proceeds after paying all of their expenses and liabilities or (iv) the book value of the Company’s real estate, which is generally based on the amortized cost of the property, subject to certain adjustments. 27

 Development Activity & Cash Flow Growth $ in millions (unaudited) 2 017 D e live r ies Urby Harborside Chase II at Overlook Ridge Quarry Place at Tuckahoe To t a l 2017 Le a s e - U p s 85.0% 100.0% 100.0% 90. 2% 96.9% 95.3% 97.2% 96. 5% 1Q 2017 4Q 2016 4Q 2016 762 292 108 1, 1 6 2 6.72% 6.52% 6.61% 6 . 6 6% $18.5 5.2 2.8 $ 26. 5 $9.9 2.7 1.1 $13 . 7 2 018 D e live r ies Signature Place at Morris Plains Lofts at 40 Park 145 Front Street at City Square - Phase I 145 Front Street at City Square - Phase II Po r t s i d e 5/6 RiverHouse 11 at Port Imperial To t a l 2018 D e l i ve r i e s 100.0% 50.0% 100.0% 100.0% 100.0% 100.0% 97. 6% 97.0% 100.0% 83.1% 30.5% 95.9% 97.6% 87. 3% 1Q 2018 1Q 2018 1Q 2018 2Q 2018 2Q 2018 3Q 2018 197 59 237 128 296 295 1, 2 1 2 6.68% 6.72% 6.21% 6.21% 6.40% 6.60% 6 . 4 5% $3.3 1.2 3.8 2.1 7.6 8.0 $ 26. 0 $1.4 0.3 2.1 1.1 3.2 3.5 $11 . 6 2 019 D e live r ies Marriott Hotels at Port Imperial (1) To t a l 2019 D e l i ve r i e s 90.0% 90. 0% 2Q 2019 372 372 8.81% 8. 8 1% $14.0 $ 14. 0 $8.0 $ 8 . 0 2 020 D e live r ies Port Imperial - Building 9 Chase III PI North – Riverwalk C 233 Canoe Brook Road - Apartments To t a l 2020 D e l i ve r i e s 100.0% 100.0% 40.0% 100.0% 82. 0% 4Q 2020 4Q 2020 4Q 2020 4Q 2020 313 326 360 200 1, 1 9 9 6.32% 6.05% 6.07% 5.94% 6 . 1 1% $9.0 6.0 11.2 5.9 $ 32. 1 $4.9 3.3 2.4 3.0 $13 . 6 2 022 D e live r ies 25 Christopher Columbus To t a l 2022 D e l i ve r i e s 100.0% 1 00. 0% 1Q 2022 750 750 6.05% 6. 0 5% $27.9 $ 27. 9 $14.4 $14 . 4 (2) To t a l In - Co n s t r u c t i o n 89. 1% 2, 3 2 1 6 . 5 2% $ 74. 0 $36 . 0 (1) Roseland delivered Phase I (237 units) in 1Q 2018 and envision completion of Phase II (128 units) in 3Q 2018. (2) Projected stabilized yield without the Marriott Hotels at Port Imperial is 6.08 percent. 28 T o t a l91. 5%4, 69 56 . 5 4%$1 26. 5$61 . 3 Pro j e c t e dP ro j e ct e d RRT No m i n a l % Le a s e d As o f :A c t u a l/P r o j e c t e dP r o j e c t e dSt ab ilize dSh a r e of St ab ilize d Own e r s h i pA s of 2/18 /1 9I n i t i a l Lea s i n gU n i t sY i el dN O IN O I Af t e r De bt Se r v i c e

 Residential Calculator – Harborside 1 Bedroom Househ old R e s i dent R e sident Annua l Househol d Inc om e Less: Income Tax (1) Federal FICA State Local Subt ota l : Inc om e T a x $150, 000 $150, 00 0 - - $200, 00 0 $200, 00 0 - - $ 250,000 $250, 0 00 - - 20.2% 6.7% 6.3% 3.6% 36. 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $ 7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 38 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 50 6) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99,227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 36 7) 12.2% (9,002) 100.0% ( $47, 82 9) ( $67, 139) ( $87, 8 24 ) ( $11, 4 03 ) 11. 5% Less: Rent Class A Apartment 1 Bedroom 750 SF Di sposa bl e I nc om e $70 PSF (52,500) $50 PSF (37,500) ($15,000) 28.6% $70 PSF (52,500) $50 PSF (37,500) ($15,000) 28.6% $70 PSF (52,500) $50 PSF (37,500) ($15,000) 28.6% 2 Bedroom Househ old R e s i dent R e sident Annua l Househol d Inc om e Less: Income Tax (1) Federal FICA State Local Subt ota l : Inc om e T a x $150, 000 $150, 00 0 - - $200, 00 0 $200, 00 0 - - $ 250,000 $250, 0 00 - - 20.2% 6.7% 6.3% 3.6% 36. 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $ 7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 38 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 50 6) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99,227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 36 7) 12.2% (9,002) 100.0% ( $11, 4 03 ) 11. 5% ( $47, 82 9) ( $67, 139) ( $87, 8 24 ) Less: Rent Class A Apartment 2 Bedroom 1,050 SF Di sposa bl e I nc om e $70 PSF (73,500) $50 PSF (52,500) ($21,000) 28.6% $70 PSF (73,500) $50 PSF (52,500) ($21,000) 28.6% $70 PSF (73,500) $50 PSF (52,500) ($21,000) 28.6% (1)Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation’s Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance’s website. New York City Personal Income Taxes reflect rates listed on NYC.gov. 29 $32, 4 03 41. 9% 43.9% $109, 6 76 30. 9% $77,273 $30, 36 7 60.7% 40. 2% $80, 36 1 25.0% $49, 99 4 $28, 403 133. 6% 33. 1% $49, 67 1 14. 2% $21, 268 $250,00 0 Hou sehol d Fi na nc i a l Di str i c t Ha r bor si de Del ta $200,00 0 Househol d Fi na nc i a l Di str i c t Ha r bor si de Del ta Resi de nt Resi de nt $15 0,000 Househol d Fi na nc i a l Di str i ct Ha r bor si de Del ta Res i de nt Res i de nt $26, 4 03 26. 9% 49.9% $124, 6 76 39. 3% $98,273 $24, 36 7 34.3% 47. 7% $95, 36 1 35.5% $70, 99 4 $22, 403 53. 0% 43. 1% $64, 67 1 28. 2% $42, 268 $250,00 0 Hou sehol d Fi na nc i a l Di str i c t Ha r bor si de Del ta $200,00 0 Househol d Fi na nc i a l Di str i c t Ha r bor si de Del ta Resi de nt Resi de nt $15 0,000 Househol d Fi na nc i a l Di str i ct Ha r bor si de Del ta Res i de nt Res i de nt

 Residential Calculator – Hoboken 1 Bedro om Househ old R e s i dent Hobok e n R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $1 50, 0 0 0 - - $200, 000 $ 200, 000 - - $25 0, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 3 8 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 506) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39. 7% ($63,190) (10,836) (16,200) (9,002) ( $ 9 9 , 227 ) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 1 2 . 2% (9,002) 100.0% ( $ 47, 82 9) ( $67, 139) ( $87, 824) ( $ 1 1 , 4 0 3 ) 11. 5% Less: Rent Class A Apartment 1 Bedroom 750 SF Di sposa bl e I nc om e $80 PSF (60,000) $55 PSF (41,250) ($18,750) 31.3% $80 PSF (60,000) $55 PSF (41,250) ($18,750) 31.3% $80 PSF (60,000) $55 PSF (41,250) ($18,750) 31.3% 2 Bedro om Househ old R e s i dent Hobok e n R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $1 50, 0 0 0 - - $200, 000 $ 200, 000 - - $25 0, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13. 4% 22.8% 5.4% 6.4% 3.6% 3 8 . 3% ($45,690) (10,836) (12,803) (7,178) ( $76, 506) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39. 7% ($63,190) (10,836) (16,200) (9,002) ( $ 9 9 , 227 ) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 1 2 . 2% (9,002) 100.0% ( $ 1 1 , 4 0 3 ) 11. 5% ( $ 47, 82 9) ( $67, 139) ( $87, 824) Less: Rent Class A Apartment 2 Bedroom 1,050 SF Di sposa bl e I nc om e $80 PSF (84,000) $55 PSF (57,750) ($26,250) 31.3% $80 PSF (84,000) $55 PSF (57,750) ($26,250) 31.3% $80 PSF (84,000) $55 PSF (57,750) ($26,250) 31.3% (1)Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation’s Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance’s website. New York City Personal Income Taxes reflect rates listed on NYC.gov. 30 $3 7, 65 3 56. 4% 4 1 . 8% $104, 426 26. 7% $66 , 773 $35, 617 9 0 . 2% 37 . 6% $75, 111 19. 7% $39, 494 $33, 653 312 . 5% 29. 6% $ 44, 42 1 7. 2% $10, 768 $ 25 0,00 0 Househol d Midtown South Delta $ 20 0,00 0 Househol d Midtown South Hobok e n Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Midtow n South Hobok e n Delta R e s i dent Res i de n t $3 0, 15 3 33. 2% 4 8 . 4% $120, 926 36. 3% $90 , 773 $28, 117 4 4 . 3% 45 . 8% $91, 611 31. 7% $63, 494 $26, 15375. 2% 40. 6% $ 60, 92 1 23. 2% $34, 768 $ 25 0,00 0 Househol d Midtown South Delta $ 20 0,00 0 Househol d Midtown South Hobok e n Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Midtow n South Hobok e n Delta R e s i dent Res i de n t

 Residential Calculator – Port Imperial 1 Bedro om Househ old Res i de nt R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $ 150, 0 0 0 - - $200 , 000 $20 0, 00 0 - - $250, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13 . 4% 22.8% 5.4% 6.4% 3.6% 38. 3% ($45,690) (10,836) (12,803) (7,178) ( $76 , 506 ) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99, 227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 12. 2% (9,002) 100.0% ( $47, 8 29) ( $ 6 7 , 1 3 9 ) ( $87, 824) ( $11 , 403 ) 11. 5% Less: Rent Class A Apartment 1 Bedroom 750 SF Di sposa bl e I nc om e $75 PSF (56,250) $42 PSF (31,500) ($24,750) 44.0% $75 PSF (56,250) $42 PSF (31,500) ($24,750) 44.0% $75 PSF (56,250) $42 PSF (31,500) ($24,750) 44.0% 2 Bedro om Househ old Res i de nt R e s i dent A nnua l House hol d Inc om e Less: Income Tax (1) Federal FICA State Local Subtota l : Incom e T a x $150, 000 $ 150, 0 0 0 - - $200 , 000 $20 0, 00 0 - - $250, 000 $250, 000 - - 20.2% 6.7% 6.3% 3.6% 3 6 . 8% ($30,290) (10,111) (9,478) (5,354) ( $55, 232) 20.2% 6.7% 5.0% 0.0% 31. 9% ($30,290) (10,111) (7,429) 0 - - (2,049) (5,354) ( $7, 403) - - 21.6% 100.0% 13 . 4% 22.8% 5.4% 6.4% 3.6% 38. 3% ($45,690) (10,836) (12,803) (7,178) ( $76 , 506 ) 22.8% 5.4% 5.3% 0.0% 33. 6% ($45,690) (10,836) (10,614) 0 - - (2,189) - - 17.1% 25.3% 4.33% 6.48% 3.60% 39 . 7% ($63,190) (10,836) (16,200) (9,002) ( $99, 227) 25.3% 4.3% 5.5% 0.0% 35. 1% ($63,190) (10,836) (13,799) 0 - - (2,401) - - 14.8% (7,178) 100.0% ( $9, 367) 12. 2% (9,002) 100.0% ( $11 , 403 ) 11. 5% ( $47, 8 29) ( $ 6 7 , 1 3 9 ) ( $87, 824) Less: Rent Class A Apartment 2 Bedroom 1,050 SF Di sposa bl e I nc om e $75 PSF (78,750) $42 PSF (44,100) ($34,650) 44.0% $75 PSF (78,750) $42 PSF (44,100) ($34,650) 44.0% $75 PSF (78,750) $42 PSF (44,100) ($34,650) 44.0% (1)Reflects 2018 tax rates for single filers. Federal Income Tax values reflect rates from US Tax Center at IRS.com, a private sector financial services company. FICA rates reflect those listed for Social Security & Medicare Withholdings on IRS.gov. New Jersey State Income Tax reflect rates from the New Jersey Division of Taxation’s Website. New York State Income Tax reflect rates listed on the New York State Department of Taxation and Finance’s website. New York City Personal Income Taxes reflect rates listed on NYC.gov. 31 $46 , 053 63. 9% 47. 2% $118, 076 28. 8% $72, 023 $44, 017 98. 4% 4 4 . 4% $ 8 8 , 7 6 1 22. 4% $44 , 744 $42, 053 262 . 5% 38. 7% $ 58, 0 7 1 10. 7% $16, 018 $ 25 0,0 0 0 Househol d Mi dtow n Por t Im pe r i a l Del ta $ 20 0,00 0 Househol d Midtown Por t Im pe r i a l Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Mi dtow n Por t Im pe r i a l Del ta R e s i dent R e s i dent $36 , 153 38. 2% 52. 3% $130, 676 37. 8% $94, 523 $ 34, 117 50. 7% 5 0 . 7% $10 1, 36 1 33. 6% $67 , 244 $32, 153 83 . 5% 47. 1% $ 70, 6 7 1 25. 7% $38, 518 $ 25 0,0 0 0 Househol d Mi dtow n Por t Im pe r i a l Del ta $ 20 0,00 0 Househol d Midtown Por t Im pe r i a l Del ta R e si dent R e s i dent $1 50 ,0 00 Househol d Mi dtow n Por t Im pe r i a l Del ta R e s i dent R e s i dent

 Information About Net Operating Income (NOI) $ in thousands (unaudited) Reconciliation of Net Income to Net Operating Income (NOI) Net I n c o m e Deduct: Real estate services income Interest and other investment loss (income) Equity in (earnings) loss of unconsolidated joint ventures Gain on change of control of interests Realized (gains) losses and unrealized losses on disposition (Gain) on sale of investment in unconsolidated joint ventures (Gain) loss from early extinguishment of debt, net Add: Real estate services expenses General and administrative (1) Depreciation and amortization Interest expense Land Impairments Net Op er at in g Inco me ( N O I ) Add: CLI Share of Unconsolidated JV GAAP NOI Remaining general and administrative Deduct: Corporate NOI To t a l Po r t f o li o NO I (a s repo r t ed on p. 6) Definition of: Net Operating Income (NOI) $ 8 2 , 63 9 ( $3 0, 1 1 6 ) $ 5 2 , 52 3 $ 21 0, 0 9 2 (207) (767) (837) - (49,342) (30,839) - (3,720) (2) 1,797 - - (100) 461 (3,927) (769) 960 - (49,342) (30,939) 461 (15,708) (3,076) 3,840 - (197,368) (123,756) 1,844 129 9,330 34,322 16,686 - 4,094 2,061 12,002 6,900 24,566 4,223 11,391 46,324 23,586 24,566 16,892 45,564 185,296 94,344 98,264 $ 6 1 , 1 14 $ 1 7 , 94 3 $ 7 9 , 0 57 $3 16 , 2 2 8 9,028 1,437 36,112 5,748 152 609 $ 8 9 , 67 4 $ 35 8, 6 9 7 NOI represents total revenues less total operating expenses, as reconciled to net income above. The Company considers NOI to be a meaningful non-GAAP financial measure for making decisions and assessing unlevered performance of its property types and markets, as it relates to total return on assets, as opposed to levered return on equity. As properties are considered for sale and acquisition based on NOI estimates and projections, the Company utilizes this measure to make investment decisions, as well as compare the performance of its assets to those of its peers. NOI should not be considered a substitute for net income, and the Company’s use of NOI may not be comparable to similarly titled measures used by other companies. The Company calculates NOI before any allocations to noncontrolling interests, as those interests do not effect the overall performance of the individuals assets being measured and assessed. Notes: (1) Adjustment reflects non-real estate overhead general and administrative expense. 32 4Q 20 184Q 20 18 Of f i c e/ C o r p R o s el an d T o t al A n n u ali z ed